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                                   EXHIBIT 10(a)

                           CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports on the Jefferson-Pilot Separate Account A dated April 6, 1998, and the Jefferson-Pilot Life Insurance Company dated February 9, 1998, in Post-Effective Amendment No. 4 (Form N-4, No. 33-11084) under the Securities Act of 1933 and Amendment No. 14 (Form N-4, No. 811-2188) under the Investment Company Act of 1940 and related Statement of Additional Information of the Alpha/Alphaflex Variable Annuity issued by Jefferson-Pilot Life Insurance Company.

                                        ERNST & YOUNG LLP

                                        /s/ Ernst & Young LLP
                                        ----------------------------


Greensboro, North Carolina
April 13, 1998